Exhibit (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated December 29, 2016 on the financial statements and financial highlights of InfraCap MLP ETF, a series of shares of beneficial interest in ETFis Series Trust I. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

February 27, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated December 29, 2016 on the financial statements and financial highlights of iSectors Post-MPT Growth ETF, a series of shares of beneficial interest in ETFis Series Trust I. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

February 27, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated December 29, 2016 on the financial statements and financial highlights of Virtus LifeSci BioTech Products ETF (formerly, BioShares Biotechnology Products Fund) and Virtus LifeSci BioTech Clinical Traials ETF (formerly, BioShares Biotechnology Clinical Trials Fund), each a series of shares of beneficial interest in ETFis Series Trust I. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

February 27, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated December 29, 2016 on the financial statements and financial highlights of Virtus Newfleet Multi-Sector Unconstrained Bond ETF, a series of shares of beneficial interest in ETFis Series Trust I. Such financial statements and financial highlights appear in the October 31, 2016 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

February 27, 2018